EXHIBIT 10.1

NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of January 6, 2009, by and between VALCOM, INC., a Delaware corporation (the “Company”), and OMNIRELIANT HOLDINGS, INC., a Nevada corporation (the “Investor”).

A.           The Company wishes to sell to Investor, and Investor wishes to purchase, upon the terms and subject to the conditions set forth in this Agreement, a Secured Convertible Promissory Note, which shall accrue interest at the rates set forth in the Secured Convertible Promissory Note, and which are attached hereto as Exhibit A (the “Note”).

B.           The Company’s obligations under the Note, including without limitation its obligation to make payments of principal thereof and interest thereon, are secured by the assets of the Company, pursuant to the terms of a Security Agreement in the form attached hereto as Exhibit B (the “Security Agreement”).

           In consideration of the mutual promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor hereby agree as follows:

1.           PURCHASE AND SALE OF NOTES.

1.1   Closing.

Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and Investor agrees to purchase a Note with a principal amount of $100,000.  The date on which the closing of such purchase and sale occurs (the “Closing”) is hereinafter referred to as the “Closing Date”. The Closing will be deemed to occur at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York, or such other place as the parties mutually agree upon, when (A) this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and Investor, (B) each of the conditions to the Closing described in this Agreement has been satisfied or waived as specified therein and (C) payment of Investor’s Purchase Price (as defined below) payable with respect to the Note being purchased by Investor at the Closing has been made by wire transfer of immediately available funds.  At the Closing, the Company shall deliver to Investor a duly executed instrument representing the Note purchased by such Investor at the Closing.

1.2           Certain Definitions.  When used herein, the following terms shall have the respective meanings indicated:

“Affiliate” means, as to any Person (the “subject Person”), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person’s board of directors or other management committee or group, by contract or otherwise.

“Board of Directors” means the Company’s board of directors.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Principal Market is closed or on which banks in the City of New York are required or authorized by law to be closed.

“Closing” and “Closing Date” have the respective meanings specified in Section 1.1 of this Agreement.

“Commission” means the Securities and Exchange Commission, and any successor regulatory agency.

“Common Stock” means the common stock of the Company, $0.001 par value per share.

“Company Subsidiary” means any Subsidiary of the Company.

“Disclosure Documents” means all SEC Documents filed with the Commission at least three (3) Business Days prior to the Execution Date.

“Environmental Law” means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

“Event of Default” has the meaning specified in the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations promulgated thereunder (or respective successors thereto).

“Execution Date” means the date of this Agreement.

“GAAP” means U.S. generally accepted accounting principles, applied on a consistent basis.  Accounting principles are applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

“Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any stock exchange, securities market or self-regulatory organization.

“Governmental Requirement” means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

“Lien” means, with respect to any Property, any lien, mortgage, pledge, hypothecation, assignment, security interest, charge, easement or other encumbrance.

“Material Adverse Effect” means an effect that is material and adverse to (i) the consolidated business, properties, assets, operations, results of operations, financial condition, credit worthiness or prospects of the Company and the Company Subsidiary taken as a whole, (ii) the ability of the Company or any Company Subsidiary to perform its material obligations under this Agreement or the other Transaction Documents or (iii) the rights and benefits to which an Investor is entitled under this Agreement or any of the other Transaction Documents.

“Material Contracts” means, as to the Company and the Company Subsidiary, any agreement required pursuant to Item 601 of Regulation S-B or Item 601 of Regulation S-K, as applicable, promulgated under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all material amendments, modifications, supplements, renewals or restatements thereof.

“New Securities” means, any Common Stock or Common Stock Equivalents that the Company proposes to offer or sell for cash consideration at any time during the period from the Closing Date through the later of the first anniversary of the Effective Date or two years from the Closing Date, (the latter shall mean the “Subsequent Financing”).

“Pension Plan” means an employee pension benefit plan (as defined in ERISA) maintained by the Company for employees of the Company or any of its Affiliates.

 “Person” means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

“Principal Market” means the American Stock Exchange or the principal exchange, market or quotation system on which the Common Stock is then listed, traded or quoted.

“Property” means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

“Purchase Price” means, with respect to the Notes purchased at the Closing, the original principal amount of the Note purchased at the Closing.

“SEC Documents” means all reports, schedules, registration statements and definitive proxy statements filed (or required to be filed) by the Company with the Commission.

“Securities Act” has the meaning specified in the recitals of this Agreement.

“Subsidiary” means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (regardless of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiary or by such Person and one or more of its Subsidiary.

“Termination Date” means the first date on which there are no Notes outstanding.

“Transaction Documents” means (i) this Agreement, (ii) the Note, (iii) the Security Agreement, and (iv) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Closing.

1.3           Other Definitional Provisions.  All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined.  The words “hereof”, “herein” and “hereunder” and words of similar import contained in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.           REPRESENTATIONS AND WARRANTIES OF INVESTOR.

Investor (with respect to itself only) hereby represents and warrants to the Company and agrees with the Company that, as of the Execution Date:

2.1   Authorization; Enforceability.  Such Investor is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization as set forth below such Investor’s name on the signature page hereof with the requisite corporate power and authority to purchase the Note to be purchased by it hereunder and to execute, deliver and to consummate the transactions contemplated by, this Agreement and the other Transaction Documents to which it is a party and otherwise to carry out its obligations thereunder. This Agreement constitutes, and upon execution and delivery thereof, each other Transaction Document to which such Investor is a party will constitute, such Investor’s valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

2.2           No Conflicts.  The execution and performance of this Agreement and the other Transaction Documents to which it is a party do not conflict in any material respect with any agreement to which such Investor is a party or is bound, any court order or judgment applicable to such Investor, or the constituent documents of such Investor.

2.3           Fees. Such Investor has not agreed to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.

2.4.           Accredited Investor. As the date hereof, the Investor warrants that it is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

2.5.           Restricted Securities. The Note may only be disposed of in compliance with state and federal securities laws.

The Purchasers agree to the imprinting, so long as is required by this Section 2.5, of a legend on any of the Securities in the following form:

THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

2.6           No Reliance. The Investor has not relied upon the Company or its directors and officers, or the Company’s legal counsel or advisors for investment, legal or tax advice, including advice with respect to the hold periods and resale restrictions imposed upon the Notes by the securities legislation in the jurisdiction in which the Investor resides, and has, if desired, in all cases sought the advice of the Investor’s own personal investment advisor, legal counsel and tax advisors, and the Investor is either experienced in or knowledgeable with regard to the affairs of the Company or, either alone or with its professional advisors, is capable by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Notes, and it is able to bear the economic risk of an investment in the Notes and can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment.

2.7   Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Notes.

2.8   Purchase Entirely for Own Account. The Note to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view t the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Note in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Note for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  Except as set forth in the disclosure documents, the Company hereby represents and warrants to each Investor and agrees with each Investor that, as of the Execution Date:

3.1   Organization, Good Standing and Qualification.  Each of the Company and the Company Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted.  Each of the Company and the Company Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except where the failure so to qualify has not had or would not reasonably be expected to have a Material Adverse Effect.

3.2   Authorization; Consents.  The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents. Each Company Subsidiary has the requisite power and authority to enter into and perform its obligations under the Security Agreement. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents has been taken, and no further consent or authorization of the Company, its Board of Directors, stockholders, any Governmental Authority or any other Person is required (pursuant to any rule of the Principal Market or otherwise). All corporate action on the part of each Company Subsidiary by its officers, directors, stockholders, members or governors necessary for the authorization, execution and delivery of, and the performance by such Company Subsidiary of its obligations under the Security Agreement has been taken.  The Board of Directors has determined that the sale and issuance of the Notes, and the consummation of the other transactions contemplated hereby and by the other Transaction Documents, are in the best interests of the Company.

3.3   Enforcement.  This Agreement has been duly executed and delivered by the Company, and at the Closing, each of the Company and the Company Subsidiary will have duly executed and delivered each of the other Transaction Documents to which such entity is a party.  This Agreement constitutes, and at the Closing, each of the other Transaction Documents to which the Company or any of the Company Subsidiary is a party will constitute, the valid and legally binding obligations of the Company and the Company Subsidiary, enforceable against the Company and the Company Subsidiary in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

3.4   Agreements; Financial Statements; Other Information.    Except as set forth in the Disclosure Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under GAAP or IFAS, are not required to be reflected in the financial statements included in the Disclosure Documents and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and the Company Subsidiary taken as a whole.  Such financial statements have been prepared in accordance with GAAP or IFAS consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

3.5   Due Authorization; Valid Issuance.  The Note is duly authorized and, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, free and clear of any Liens imposed by or through the Company.

3.6   No Conflict; No Violation.  Neither the Company nor any Company Subsidiary is in violation of any provisions of its charter, bylaws or any other governing document.  Neither the Company nor any Company Subsidiary is in violation of or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or any Company Subsidiary.  The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not result in any violation of any provisions of the Company’s or any Company Subsidiary’s charter, bylaws or any other governing document or in a default under any provision of any instrument or contract to which the Company or Company Subsidiary is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or Company Subsidiary or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company or of any Company Subsidiary or the triggering of any preemptive rights or rights of first refusal or first offer.

3.7   Fees.  The Company is not obligated to pay any brokers, finders or financial advisory fees or commissions to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless such Investor from and against any claim by any person or entity alleging that such Investor is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

3.8   Foreign Corrupt Practices.  Neither the Company, any Company Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or any Company Subsidiary, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.9   Employee Matters.  There is no strike, labor dispute or union organization activities pending or, to the knowledge of the Company, threatened between the Company or any Company Subsidiary and any of their employees.  Other than as set forth in the Disclosure Documents, no employees of the Company or any Company Subsidiary belong to any union or collective bargaining unit. The Company and each Company Subsidiary has complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment.

3.10         Environment.  Except as disclosed in the Disclosure Documents, the Company and the Company Subsidiary have no liabilities under any Environmental Law, nor, to the Company's knowledge, do any factors exist that are reasonably likely to give rise to any such liability, affecting any of the properties owned or leased by the Company or any Company Subsidiary that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any Company Subsidiary has violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

3.11         ERISA.  The Company does not maintain or contribute to, or have any obligation under, any Pension Plan.  The Company is in compliance in all material respects with the presently applicable provisions of ERISA and the United States Internal Revenue Code of 1986, as amended, with respect to each Pension Plan except in any such case for any such matters that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

3.12         Transfer Taxes. No transfer or other taxes (other than income taxes) are required to be paid in connection with the issuance and sale of any of the Notes.

4.           COVENANTS OF THE COMPANY.

4.1   RESERVED.

4.2           Existence and Compliance.  The Company agrees that it will, and will cause each Company Subsidiary to, while Investor holds the Note:

(a)           maintain its corporate existence in good standing;

(b)           comply with all Governmental Requirements applicable to the operation of its business, except for instances of noncompliance that are immaterial;

(c)           comply with all agreements, documents and instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that are immaterial;

(d)           timely file with the Commission all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination; and

4.3           Notice of Event of Default.  Upon the occurrence of an Event of Default, the Company shall (i) notify Investor of the nature of such Event of Default as soon as practicable (but in no event later than one Business Day after the Company becomes aware of such Event of Default), and (ii) not later than  two Business Days after delivering such notice to Investor, issue a press release disclosing such Event of Default and take such other actions as may be necessary to ensure that none of the Investors are in the possession of material, nonpublic information as a result of receiving such notice from the Company.

5.           CONDITIONS TO CLOSING.

5.1           Conditions to Investors’ Obligations at the Closing.  Each Investor’s obligations to effect the Closing, including without limitation its obligation to purchase its Note at the Closing, are conditioned upon the fulfillment (or waiver by such Investor in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company shall use commercially reasonable efforts to cause each of such conditions to be satisfied:

5.1.1
the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that particular date);

5.1.2
the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by the Company on or before the Closing;

5.1.3	the Company shall have executed and delivered to such Investor the Note being purchased by such Investor at the Closing;

5.1.4	the Company shall have delivered to such Investor resolutions passed by its Board of Directors to authorize the transactions contemplated hereby and by the other Transaction Documents;

5.1.5
there shall have occurred no material adverse change in the Company’s consolidated business or financial condition since the date of the Company’s most recent financial statements contained in the Disclosure Documents;

5.1.6
there shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents

5.1.7.	the Company shall have paid the expenses described in 6.8 of this Agreement.

5.2     Conditions to Company’s Obligations at the Closing.  The Company’s obligations to effect the Closing with an Investor are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

5.2.1
the representations and warranties of such Investor set forth in this Agreement and in the other Transaction Documents to which it is a party shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that date);

5.2.2
such Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Investor on or before the Closing;

5.2.3
there shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents;

5.2.4	such Investor shall have executed each Transaction Document to which it is a party and shall have delivered the same to the Company; and

5.2.5
such Investor shall have tendered the Purchase Price for the Note being purchased by it at the Closing by wire transfer of immediately available funds pursuant to the wiring instructions as delivered to Investor by the Company .

 6.    MISCELLANEOUS.

6.1    Survival; Severability.  The representations, warranties, covenants and indemnities made by the parties herein and in the other Transaction Documents shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

6.2    No Reliance.  Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from any other party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and, if applicable, on the advice of such advisors, and not on any view (whether written or oral) expressed by any other party.

6.3    Governing Law; Jurisdiction.  This Agreement shall be governed by and construed under the laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or any other Transaction Document or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

6.4    Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. An Investor may assign its rights and obligations hereunder in connection with any sale or transfer of the Notes in accordance with the terms hereof and of the other Transaction Documents, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term “Investor” shall be deemed to refer to such transferee as though such transferee were an original signatory hereto.  The Company may not assign its rights or obligations under this Agreement.

6.5    Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  This Agreement may be executed and delivered by facsimile transmission.

6.6    Headings.  The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.7    Notices.  Any notice, demand or request required or permitted to be given by the Company or the Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

Vince Vellardita
2113A Gulf Boulevard
Indian Rocks Beach, Florida 33785
Tel: 727-953-9778

If to Investor:

Omnireliant Holdings, Inc.
14375 Myerlake Circle
Clearwater, FL 33760
Telephone: 727-230-1031

and if to any Investor, to such address for such Investor as shall appear on the signature page hereof executed by such Investor, or as shall be designated by such Investor in writing to the Company in accordance with this Section 6.7.

6.8           Expenses.  The Company and each Investor shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents.

6.9           Entire Agreement; Amendments.  This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties.  No amendment, modification or other change to this Agreement or waiver of any agreement or other obligation of the parties under this Agreement may be made or given unless such amendment, modification or waiver is set forth in writing and is signed by the Company and by the holders of a majority of the aggregate principal of the Notes then outstanding.   Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

VALCOM, INC.

By:  ______________________________
Vince Vellardita
Chief Executive Officer

OMNIRELIANT HOLDINGS, INC.

By:  ______________________________
Paul Morrison
Chief Executive Officer

Principal Amount of Note Purchased at Closing:     $100,000

ADDRESS:
Omnireliant Holdings, Inc.
14375 Myerlake Circle
Clearwater, FL 33760
Telephone: 727-230-1031

EXHIBIT A
10% SECURED CONVERTIBLE PROMISSORY NOTE

EXHIBIT B
SECURITY AGREEMENT